Exhibit 99.1

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[LOGO]	re-[Fr. or L.] a prefix meaning: 2. again; anew	[GRAPHIC]

[LOGO]

Nasdaq: COBZ

Banks

Colorado Business Bank

Arizona Business Bank

Investment Banking

Green Manning & Bunch, Ltd.

GMB Business Advisors

Insurance

CoBiz Insurance, Inc.

Financial Designs Ltd.

Investment Advisory and Trust

CoBiz Private Asset Management

Alexander Capital Management Group

Agenda

•                  Welcome

•                  Steve Bangert, CoBiz Inc. Chairman & CEO

•                  Business matters

•                  Elect directors

•                  Vote on proposal to increase authorized shares of common stock to 50,000,000

•                  Vote on proposal to approve 2005 Equity Incentive Plan

•                  Vote on shareholder proposal to require any authorized but unissued preferred stock be used only to increase capital or make acquisitions

•                  Management presentation

Proposal One:

Elect Directors

•                  Steven Bangert

•                  Michael B. Burgamy

•                  Jerry W. Chapman

•                  Thomas M. Longust

•                  Jonathan C. Lorenz

•                  Evan Makovsky

•                  Harold F. Mosanko

•                  Howard R. Ross

•                  Noel N. Rothman

•                  Timothy J. Travis

•                  Mary Beth Vitale

•                  Mary M. White

Proposal Two:

Increase Shares of Common Stock

•                  Proposal would approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the authorized shares of common stock to 50,000,000 shares from 25,000,000

Proposal Three:

Approve Equity Incentive Plan

•                  Approve CoBiz Inc. 2005 Equity Incentive Plan

Proposal Four:

Shareholder Proposal

•                  Amend the Company’s Amended and Restated Articles of Incorporation to require that any authorized but unissued preferred stock be used only for the purposes of increasing capital or making bona-fide arms-length acquisitions and not be used as a “poison pill” to prevent the acquisition of CoBiz Inc.

Management
Presentation

Portfolio of Companies

Banking

•                  Colorado Business Bank (CBB)

•                  Arizona Business Bank (ABB)

Insurance

•                  Financial Designs Ltd. (FDL)

•                  CoBiz Insurance, Inc.

[LOGO]

Investment Banking

•                  Green Manning & Bunch, Ltd. (GMB)

•                  GMB Business Advisors

Wealth Management

•                  Alexander Capital Management Group (ACMG)

•                  CoBiz Private Asset Management (PAM)

Client Focus

•                  Small to mid-sized businesses

•                  Annual sales: $5-75 million

•                  Borrowing needs: $250,000-10 million

•                  Relationship-driven real estate developers and operators

•                  Local experience

•                  Strong financial support of sponsor

•                  High-net-worth individuals

•                  Principals in professional service firms

•                  Entrepreneurs

Markets Served

Colorado

•                  14th-fastest growing state in 2004

•                  Denver added 26,400 new jobs March 03-March 04, a 2.3% increase

•                  Metro Denver population projected to grow to 3.2 million by 2020; 25% growth

Arizona

•                  2nd-fastest growing state in 2004

•                  Phoenix added 65,800 new jobs March 03-March 04, a 4.0% increase

•                  Metro Phoenix population projected to grow to 5.2 million by 2020; 59% growth

Non-Farm Job Growth

[CHART]

Source: US Dept. of Labor

Colorado’s Outlook

•                  Strong job growth projected for several sectors

•                  Natural resources and mining was fastest growing sector at almost 13% in 2004

•                  Second fastest was professional and business services sector at 4.4%

•                  Entrepreneurship very strong in state

•                  Denver 6th in nation; Ft. Collins 1st

•                  Well educated populace, independent mindset

•                  New businesses lead to job growth

•                  Drives higher deposit levels, increased loan possibilities

Arizona’s Outlook

•                  Continues to see exceptionally strong job growth

•                  Construction created a disproportionately high share of new jobs in 2004

•                  Spurred growth in related sectors: financial services and retail trade (home improvement)

•                  Residential permit issuance strong in Arizona during 2004

•                  More than twice the per capita national rate

•                  2005 volume projected to be 3.4% lower than 2004 record level

•                  Economy continues to center on real estate, raising bubble concerns

•                  However, development mirrors population, business growth patterns

Assets                       $s in millions

[CHART]

24% five-year annualized growth rate

Net Income

for the year ended; $s in thousands

[CHART]

25% five-year annualized growth rate

Earnings Per Share

diluted; for the year ended

[CHART]

21% five-year annualized growth rate

[LOGO]

Nasdaq: COBZ

Banks

Colorado Business Bank

Arizona Business Bank

Investment Banking

Green Manning & Bunch, Ltd.

GMB Business Advisors

[LOGO]

Insurance

CoBiz Insurance, Inc.

Financial Designs Ltd.

Investment Advisory and Trust

CoBiz Private Asset Management

Alexander Capital Management Group

Loan Growth

$s in thousands

	2003	2004	% Change
Arizona	$217,007	$296,342	36.6%
Colorado	725,209	817,666	12.7%
Total	$942,216	$1,114,008	18.2%

Deposit & Repo Growth

$s in thousands

	2003	2004	% Change
Arizona	$183,909	$218,414	18.8%
Colorado	918,689	1,083,883	18.0%
Total	$1,102,598	$1,302,297	18.1%

Asset Quality

Nonperforming Loans as a Percentage of Total Loans

[CHART]

Net Interest Margin

[CHART]

De Novo Strategy

•                  Locations announced in 2004

•                  ABB-Camelback, Rick Baker, open 4Q04

•                  ABB-East Valley, Cathy Valenzuela, open 1Q05

•                  ABB-Chandler, Jeff Wentzel, open 2Q05

•                  CBB-Northwest, Valorie Simpson, open 4Q04

•                  Four-six additional locations in next 36 months

CBB Footprint

[CHART]

CBB Opportunities

[CHART]

Colorado Initiatives

•                  Capitalize on CBB/CoBiz name and reputation

•                  Expand and deepen existing relationships

•                  Lending limit capability

•                  Build and exploit new market niches

•                  Energy

•                  By end of 2007:

•                  Open 1-2 new banks

•                  Reach $2 billion in assets

ABB Footprint

[CHART]

ABB Opportunities

[CHART]

Arizona Initiatives

•                  Continue recruitment of top bankers

•                  Expand treasury management sales

•                  Gain name recognition and market share

•                  Expand fee-based products

•                  Build commercial lending depth

•                  Capitalize on real estate lending expertise

•                  By 2007:

•                  Open 2-4 new banks

•                  Reach $1 billion in assets

[LOGO]

Nasdaq: COBZ

Banks

Colorado Business Bank

Arizona Business Bank

Investment Banking

Green Manning & Bunch, Ltd.

GMB Business Advisors

Insurance

CoBiz Insurance, Inc.

Financial Designs Ltd.

Investment Advisory and Trust

CoBiz Private Asset Management

Alexander Capital Management Group

Investment Banking

[CHART]

•                  Green Manning & Bunch enjoyed record 2004

•                  Success of niche approach

•                  Construction Industry Practice = 55% of 2004 revenues

•                  Healthcare = 25% of 2004 revenues

•                  Arizona presence starting to show results

•                  Sponsored GMB Mezz Fund

•                  $180 million SBIC targeting companies with EBITDA of $2-8 million

•                  Will seek to continue to develop private equity relationships

Insurance

[CHART]

*For illustration purposes, pre-merger revenues of Financial Designs have been included, which were not part of consolidated operating results

•                  Financial Designs building out employee benefits function

•                  Acquisition of Two Pines

•                  Less transactional

•                  Good fit with core customer base

•                  CoBiz Insurance established presence in Arizona

•                  Future growth will be organic and “book of business” acquisitions vs. company purchase

Investment Advisory & Trust

•                  Segment grew discretionary assets under management by 23.5% over 2003

•                  Alexander Capital Management Group had a transition year in 2004

•                  Building presence in Arizona

•                  Hired COO to develop infrastructure necessary for future growth

•                  CoBiz Private Asset Management refining family office approach for serving high-net-worth clients

Fee Income Growth

$s in thousands

[CHART]

Fee Income Sources

Total fee income

[CHART]

[LOGO]

Nasdaq: COBZ

Banks

Colorado Business Bank

Arizona Business Bank

Investment Banking

Green Manning & Bunch, Ltd.

GMB Business Advisors

Insurance

CoBiz Insurance, Inc.

Financial Designs Ltd.

Investment Advisory and Trust

CoBiz Private Asset Management

Alexander Capital Management Group

Corporate Governance

•                  Sarbanes-Oxley Section 404 certification

•                  No material weaknesses or significant deficiencies identified

•                  Welcomed two new independent board members

•                  Mary M. White, president & CEO, Swedish Medical Center

•                  Mary Beth Vitale, co-founder and principal, Pellera, LLC

2005 Initiatives

•                  Financial

•                  Retirement of Trust Preferred Securities

•                  Secondary Equity Offering

•                  Wealth Management

•                  Greater linkage between ACMG, FDL and Private Banking function

•                  Broader array of investment and banking products

EPS by Segment

Earnings:	1Q04	2Q04	3Q04	4Q04	1Q05

Bank	$4,122	$4,467	$4,930	$4,866	$5,237

Fee-Based Business Lines:
Insurance	83	260	(84)	365	354
Wealth Management & Trust	57	70	64	50	54
Investment Banking	(119)	(133)	848	1,215	328

Total Fee-Based Lines	21	197	828	1,629	736
Parent Company & Other	(588)	(712)	(952)	(1,183)	(1,147)
Quarterly Net Income	$3,556	$3,951	$4,806	$5,312	$4,826

EPS	1Q04	2Q04	3Q04	4Q04	1Q05

Bank	$0.19	$0.21	$0.21	$0.21	$0.23

Fee-Based Business Lines:
Insurance	0.00	0.01	(0.00)	0.02	0.02
Money Management & Trust	0.01	0.00	0.00	0.00	0.00
Investment Banking	(0.01)	(0.01)	0.04	0.05	0.01
Total Fee-Based Lines	(0.00)	(0.00)	0.04	0.07	0.03
Parent Company & Other	(0.03)	(0.03)	(0.04)	(0.05)	(0.05)
Quarterly Diluted EPS	$0.15	$0.18	$0.21	$0.23	$0.21
Prior Year Quarter EPS	$0.13	$0.15	$0.16	$0.17	$0.15

16 Month Returns

[CHART]

Industry P/E

	2004	2005E	2006E
Stock Price: $17.43
Earnings Per Share	$0.78	$0.93	$1.14
P/E Multiple	22.3	18.7	15.3
Median - KBW	17.2	14.9	13.0
CoBiz Premium	30%	26%	18%

Comparative Returns

[CHART]

Forward-Looking Statements

This presentation contains forward-looking statements that describe CoBiz’s future plans, strategies and expectations. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements speak only as of the date they are made. Such risks and uncertainties include, among other things:

• Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent
10-Q.

• Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

• Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

• Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and leases and related expenses.

• Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

• Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

• The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

• Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.

• Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations.

• Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers’ businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.